                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/  Soliciting Material Pursuant to Section 240.14a-12

                              GENERAL MILLS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   --------
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              A STRONGER PORTFOLIO

                                    [LOGOS]

                            GEARED FOR FASTER GROWTH

                          GENERAL MILLS ANALYST MEETING

                                  JULY 17, 2000

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ASSUMPTIONS. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER. IN PARTICULAR, OUR PREDICTIONS ABOUT THE PILLSBURY ACQUISITION COULD BE AFFECTED BY REGULATORY AND STOCKHOLDER APPROVALS, INTEGRATION PROBLEMS; FAILURE TO ACHIEVE SYNERGIES; UNANTICIPATED LIABILITIES, INEXPERIENCE IN NEW BUSINESS LINES, AND CHANGES IN THE COMPETITIVE ENVIRONMENT. IN ADDITION, OUR FUTURE RESULTS ALSO COULD BE AFFECTED BY A VARIETY OF FACTORS SUCH AS: COMPETITIVE DYNAMICS IN THE U.S. READY-TO-EAT CEREAL MARKET, INCLUDING PRICING AND PROMOTIONAL SPENDING LEVELS BY COMPETITORS; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING; PRODUCT DEVELOPMENT; ACTIONS OF COMPETITORS OTHER THAN AS DESCRIBED ABOVE; ACQUISITIONS OR DISPOSITIONS OF BUSINESSES OR ASSETS; CHANGES IN CAPITAL STRUCTURE; CHANGES IN LAWS AND REGULATIONS, INCLUDING CHANGES IN ACCOUNTING STANDARDS; CUSTOMER DEMAND; EFFECTIVENESS OF ADVERTISING AND MARKETING SPENDING OR PROGRAMS; CONSUMER PERCEPTION OF HEALTH-RELATED ISSUES; ECONOMIC CONDITIONS, INCLUDING CHANGES IN INFLATION RATES OR INTEREST RATES; FLUCTUATIONS IN THE COST AND AVAILABILITY OF SUPPLY-CHAIN RESOURCES; AND FOREIGN ECONOMIC CONDITIONS, INCLUDING CURRENCY RATE FLUCTUATIONS. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES.

                               TRANSACTION SUMMARY

-        General Mills will Acquire Pillsbury in a Stock-for-Stock Exchange

-        Diageo will Receive 141 Million General Mills Common Shares

-        Transaction Value includes $5.1 Billion of Pillsbury Debt

-        Contingent Payment under Certain Conditions

-        Total Transaction Value: $10.5 Billion

                                                                         [LOGOS]

                                  GENERAL MILLS
                               ACCELERATED GROWTH
                                   2010 GOALS

                                             OLD MODEL            NEW GOAL
                                             ---------            --------
Reported Sales                                  6%                   7%+

EPS Growth Target                             10-13%               11-15%

                                                                         [LOGOS]

                               PROJECTED CASH FLOW
                                 FROM OPERATIONS
                                   (MILLIONS)

                              2001          2002          2003          2004
GENERAL MILLS                  800           860           925           995
GENERAL MILLS / PILLSBURY      955          1390          1675          1870

                                                                         [LOGOS]

                                  GENERAL MILLS
                                GROWTH STRATEGIES

-        Product Innovation

-        Channel Expansion

-        International Market Expansion

-        Margin Expansion

                                                                         [LOGOS]

                               STRATEGIC RATIONALE

-        Stronger, More Balanced Portfolio Geared for Faster Growth

-        Significant Synergies

-        Enhanced Shareholder Value

                                                                         [LOGOS]

                              THE NEW GENERAL MILLS
                              SALES: $12.8 BILLION*

                                     [GRAPH]

                            GENERAL MILLS         60%

                            PILLSBURY             40%

Assumes Divestiture of Pillsbury Dessert Mixes and Green Giant Canned Vegetables

* Includes Proportionate Share of GMI JV Sales

                                                                         [LOGOS]

                        TOP NORTH AMERICAN FOOD COMPANIES
                            (FOOD SALES IN BILLIONS)

                                    [GRAPH]

Kraft/Nabisco                              23.4*
ConAgra                                    17.1
General Mills                              10.9
Nestle                                      8.6
Pepsico (Frito Lay)                         7.9
Unilever/Bestfoods                          7.2
Sara Lee                                    6.9*
Heinz                                       5.1
Campbell                                    4.8*
Kellogg                                     4.4
Hershey Foods                               4.0
Quaker Oats                                 2.4
Danone                                       .7

         Source: Annual Reports

         * U.S. Sales

                                                                         [LOGOS]

                            TOP GLOBAL FOOD COMPANIES
                            (FOOD SALES IN BILLIONS)

Nestle                                         41.8
Kraft/Nabisco                                  35.1
Unilever/Bestfoods                             30.5
ConAgra                                        19.0
General Mills                                  12.8
Pepsico (Frito Lay)                            12.2
Sara Lee                                       10.6
Danone                                          9.9
Heinz                                           9.0
Kellogg                                         7.0
Campbell                                        6.4
Hershey Foods                                   4.0
Quaker Oats                                     2.9

Source: Annual Reports

                                                                         [LOGOS]

                                  GENERAL MILLS
                              A STRONGER PORTFOLIO

                                    [GRAPH]

INTERNATIONAL*                                     $2.3 BILLION            (18%)
REFRIGERATED                                       $1.8 BILLION            (14%)
FROZEN                                              $.8 BILLION             (6%)
DRY GROCERY                                        $6.2 BILLION            (49%)
FOODSERVICE                                        $1.7 BILLION            (13%)

Assumes Divestiture of Pillsbury Dessert Mixes and Green Giant Canned Vegetables

* Includes Proportionate Share of CPW and SVE Sales

                                                                         [LOGOS]

                              POWERFUL BRAND LINEUP

                                    [LOGOS]

                                  GENERAL MILLS
                            LEADING MARKET POSITIONS
                                    ($ IN MM)

                              CATEGORY              DOLLAR
                                SIZE                SHARE                    RANK
                                ----                -----                    ----
BIG G CEREALS                  $7,500                 33%                      1
YOGURT                          2,030                 35                       1
BETTY CROCKER DESSERTS          1,080                 41                       1
MICROWAVE POPCORN                 690                 24                       2
REFRIGERATED MEALS                580                 14                       1
HELPER DINNER MIXES               570                 63                       1
FRUIT SNACKS                      460                 59                       1
FAMILY FLOUR                      340                 41                       1

Source: ACNielsen

                                                                         [LOGOS]

                                    PILLSBURY

                            LEADING MARKET POSITIONS

                                    ($ IN MM)

                                                       3-YR.
                                        CATEGORY       SALES     DOLLAR
                                          SIZE         CAGR      SHARE        RANK
                                          ----         ----      -----        ----

REFRIGERATED DOUGH                        1,480          +5        79%         1
FROZEN VEGETABLES / MEAL STARTERS         2,080          -1        23          1
READY-TO-SERVE SOUP                       1,400          +8        22          2
FROZEN BREAKFAST FOODS                      870          +1        37          2
FROZEN HOT SNACKS                           480          +8        33          1
MEXICAN DINNER KITS/SHELLS                  280          +4        39          1

Source: ACNielsen

                                                                         [LOGOS]

                              THE NEW GENERAL MILLS
                            A FASTER GROWTH PORTFOLIO

1.       Faster Growing Retail Categories

         --       Stronger Convenience Profile

         --       New Platforms for Innovation

2.       Expanded Participation in High-growth
         Foodservice Business

3.       Increased Presence in International Markets

                                                                         [LOGOS]

                                  FASTER GROWTH
                                RETAIL CATEGORIES
                                (3-YR. SALES CGR)

GENERAL MILLS CATEGORIES               1%
PILLSBURY CATEGORIES                   4%

Source: ACNielsen

                                                                         [LOGOS]

                          STRONGER CONVENIENCE PROFILE
                             (BILLIONS OF SALES $'S)

                                                                             SCRATCH
    U.S. RETAIL             READY TO EAT               FAST PREP            AND MIXES
    -----------             ------------               ---------            ---------
CURRENT GENERAL MILLS           $4.0                      $.3                  $1.7
  NEW GENERAL MILLS             $4.1                     $2.5                  $1.9
                          - Big G Cereals       - Refrigerated Dough     - Dessert Mixes
                          - Yogurt              - Refrigerated           - Helper Dinner
                                                  Entrees                  Mixes
                          - Snacks              - Ready to Serve         - Family Flour
                                                  Soups
                          - Ice Cream           - Frozen Breakfast       - Side Dish
                                                  Foods                    Mixes
                                                - Frozen/Pizza/          - Mexican
                                                  Snacks                   Dinners
                                                - Frozen Vegetables/
                                                  Meal Starters

                                                                         [LOGOS]

                             PILLSBURY'S DOUGH CORE

                               $3.2 BILLION SALES

INTERNATIONAL                            $0.3
FROZEN BREAKFAST                         $0.3
TOTINO'S PIZZA/SNACKS                    $0.4
FOODSERVICE                              $1.3
REFRIGERATED BAKED GOODS                 $1.0

                                                                         [LOGOS]

                             U.S. REFRIGERATED DOUGH
                                CATEGORY SUMMARY

Retail $ Sales                             $1.5 Billion
3-Yr. Category Growth

         $                                           5%
         Units                                       2%
Pillsbury $ Share                                   79%
Household Penetration                               74%

Source: ACNielsen

                                                                         [LOGOS]

                               REFRIGERATED DOUGH
                            (U.S. Sales in Millions)

                                    [CHART]

7% CAGR from 1995-2000

F'95                $725
F'00              $1,025



[GRAPHIC]

                                                                         [LOGOS]

                               REFRIGERATED DOUGH
                                   INNOVATION

+16% CGR from 1998-2000

F'98           55.6
F'99           69.6
F'00           74.7


                                Holiday Cookies
                                   [PICTURE]

                                                                         [LOGOS]

                            NEW INNOVATION PLATFORMS
                                  FROZEN FOODS

[PICTURES]                                    [PICTURES]
Ice Cream                             Frozen Breakfast Foods


    [PICTURE]                                [PICTURE]
Frozen Pizza/Snacks                        Meal Starters

                                                                         [LOGOS]

                            NEW INNOVATION PLATFORMS
                                SHELF STABLE FOOD

Ready to Serve Soup                     [PICTURE]


[PICTURE]                               Mexican Foods

                                                                         [LOGOS]

                            NEW INNOVATION PLATFORMS
                                FOR FASTER GROWTH
                               (3-Yr. Sales CGRs)

                                    [CHART]

                                             General Mills
                                           Retail Categories
                                           -----------------
Category Growth                                    +1%

General Mills Sales*                               +3%



                                               Pillsbury
                                           Retail Categories
                                           -----------------
Category Growth                                    +4%

Pillsbury Sales*                                   +3%


Source: ACNielsen
* Excluding Acquisitions

                                                                         [LOGOS]

                          STRONGER CONVENIENCE PROFILE
                               PRODUCT INNOVATION

[PICTURE]                          [PICTURE]                    [PICTURE]


[PICTURE]                          [PICTURE]                    [PICTURE]

                                                                         [LOGOS]

                           CHANNEL GROWTH PROJECTIONS

                                                       2000-2010
                                                  Projected Sales CGR
                                                  -------------------
Traditional Grocery                                        1%

Mass / Drug / Discount / Clubs                             8%
                                                  -------------------

Total Retail                                               3%

Foodservice                                                6%


                                                                         [LOGOS]

                          PILLSBURY FOODSERVICE GROWTH
                              (Sales $ in Millions)

19% CAGR from 1992-2000


                                    F'92       F'95          F'00
EBIT Margin                          8%         11%           14%


                                                                         [LOGOS]

                           FOODSERVICE BAKERY PRODUCTS
                            $24 Billion Market Segment

                                             3-YR. SALES
                                                GROWTH
                                                ------
Fast-growing Areas
    In-store / Retail Bakeries                    +4%
    Foodservice / Brands                          +5%
Pillsbury Foodservice Sales                      +17%
    - Value-added Product Innovation


                                                                         [LOGOS]

                               PILLSBURY PRODUCTS
                            IN GENERAL MILLS CHANNELS

 [PICTURE]
Convenience
   Stores                           [PICTURE]
                                                            [PICTURE]
                                                         Schools/Colleges

                                                                         [LOGOS]

                                    STRONGER
                             INTERNATIONAL PRESENCE
                                 ($ IN BILLIONS)

                                    [CHART]

1990*                            $.4
2000**                          $1.1
Pro Forma***                    $2.3


*    Shows 100% owned General Mills
**   Shows 100% owned General Mills (.305) plus General Mills share of JVs
     (.824)
*** Shows 100% owned General Mills (.305) plus General Mills share of JVs (.824) plus Pillsbury (1.159)

                       PILLSBURY'S INTERNATIONAL BUSINESS
                            TOTAL SALES $1.2 BILLION

                                    [CHART]

-        30 PLANTS

-        7,800 EMPLOYEES

-        5-YR. SALES CGR
              =  5%

                                                                         [LOGOS]

Pie chart depicts

Europe (38%) - Major Markets: U.K., France, Spain, Germany
Latin America (24%) - Major Markets: Argentina, Brazil, Venezuela
Asia (21%) - Major Markets: Japan, Australia
Canada (17%)

                          INTERNATIONAL INFRASTRUCTURE

                    Shelf Stable        Frozen         Refrigerated
                    ------------        ------         ------------
Manufacturing            X                X                 X

Distribution             X                X                 X

Salesforce               X                X                 X

Local Market
Knowledge                X                X                 X

                                                                         [LOGOS]

                               STRATEGIC RATIONALE

-        Stronger, More Balanced Portfolio Geared for Faster Growth

-        Significant Synergies

-        Enhanced Shareholder Value

                                                                         [LOGOS]

                                    SYNERGIES

-        Supply Chain Overlap and Increased Scale

-        Center Store (Dry Grocery) Distribution and Sales

-        Refrigerated Distribution

-        Marketing Spending Synergies

-        General and Administrative Cost Savings

                                                                         [LOGOS]

                            SUPPLY CHAIN PRODUCTIVITY

                                             GENERAL MILLS
                                           COST PER CASE INDEX
                                           -------------------
1991                                             100
2000                                              91


[GRAPHIC]      Increased Purchasing Leverage

[GRAPHIC]      Manufacturing Productivity

[GRAPHIC]      Distribution Efficiencies

                                                                         [LOGOS]

                             PROJECTED COST SAVINGS

         -        $25 MILLION IN 2001

         -        $220 MILLION IN 2002

         -        $400 MILLION IN 2003

                                                                         [LOGOS]

                               COMPATIBLE CULTURES

         -        Roots in Minneapolis Milling Industry

         -        Focus on Building Value-added Brands

         -        Continuous Innovation Focus

         -        Commitment to Corporate Citizenship

                                                                         [LOGOS]

                               STRATEGIC RATIONALE

         -        Stronger, More Balanced Portfolio Geared for Faster Growth

         -        Significant Synergies

         -        Enhanced Shareholder Value

                                                                         [LOGOS]

                             DIAGEO EQUITY OWNERSHIP

         -        141 Million Shares, 33% Stake

         -        Standstill on Additional Purchases

         -        Pass-through Voting

         -        Board Representation

                                                                         [LOGOS]

                               CONTINGENT PAYMENT

         -        Timing: First Anniversary of Close

         -        Payment Determined by General Mills Average Stock Price

                                  GENERAL MILLS
                              POTENTIAL DIVESTITURE

                  -        Pillsbury Dessert Mixes

                  -        Green Giant Canned Vegetables

                               PROJECTED CASH FLOW
                                 FROM OPERATIONS
                                   (MILLIONS)

                                    [GRAPH]

                                   2001         2002         2003         2004
GENERAL MILLS                       800          860          925          995
GENERAL MILLS/PILLSBURY             955         1390         1675         1870

                                                                         [LOGOS]

                            PROJECTED FINANCIAL DATA
                                 ($ IN MILLIONS)

                                          FY01            FY02            FY03
                                          ----            ----            ----
Total Debt                              $  8,300        $  8,000        $  7,500
Debt / EBITDA                               4.6             3.0             2.4
Interest Coverage                           3.3x            3.6x            4.4x

                                                                         [LOGOS]

                                PER SHARE IMPACT*

                                          FY01           FY02           FY03
                                          ----           ----           ----
Cash EPS                                 ($.15)          $.10           $.36
Goodwill                                 ($.32)         ($.48)         ($.49)
Book EPS                                 ($.47)         ($.38)         ($.13)

Maintain Prevailing Dividend of $1.10 per Share

* Assuming Divestitures

                                                                         [LOGOS]

                                  GENERAL MILLS
                                GROWTH STRATEGIES

         -        Product Innovation

         -        Channel Expansion

         -        International Market Expansion

         -        Margin Expansion

                                                                         [LOGOS]

                              THE NEW GENERAL MILLS
                                 2010 EPS MODEL

Established U.S. Businesses                                          8 - 9 pts.
International Operations                                             1 - 2 pts.
New Businesses                                                       1 - 2 pts.
Share Repurchase                                                     1 - 2 pts.
                                                                 ===============
                                                               CGR     11 - 15%

                                                                         [LOGOS]

                                    TIMELINE

-        General Mills and Diageo Shareholder Approval

-        Regulatory Review

-        Estimated Completion by December 2000

                                                                         [LOGOS]

IN CONNECTION WITH THIS TRANSACTION, GENERAL MILLS WILL BE FILING A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS OF GENERAL MILLS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THIS BUSINESS COMBINATION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE STATEMENT WHEN IT BECOMES AVAILABLE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT http://www.sec.gov.

                              A STRONGER PORTFOLIO

                                    [LOGOS]

                            GEARED FOR FASTER GROWTH